As filed with the Securities and Exchange Commission on April 28, 2003


                                        Securities Act registration no. 33-42549
                               Investment Company Act registration no. 811-06402

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
--------------------------------------------------------------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                       Post-Effective Amendment No. 12                 [X]

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                       [X]
                              Amendment No. 15                         [X]

--------------------------------------------------------------------------------
                         PAPP AMERICA-ABROAD FUND, INC.
                                  (Registrant)

                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                         Telephone Number: 602/956-1115
--------------------------------------------------------------------------------

    Robert L. Mueller                           Stacy H. Winick
    Papp America-Abroad Fund, Inc.              Bell, Boyd & Lloyd PLLC
    6225 North 24th Street, Suite 150           1615 L Street, N.W., Suite 1200
    Phoenix, Arizona 85016                      Washington, DC  20036

                              (Agents for service)
--------------------------------------------------------------------------------

                  Amending Parts A, B and C and filing Exhibits

--------------------------------------------------------------------------------

             It is proposed that this filing will become effective:
                       immediately upon filing pursuant to paragraph (b)
                   ---
                    X  on May 1, 2003 pursuant to paragraph (b)
                   ---    -----------
                       60 days after filing pursuant to paragraph (a)(1)
                   ---
                       on           pursuant to paragraph (a)(1)
                   ---   ----------
                       75 days after filing pursuant to paragraph (a)(2)
                   ---
                       on           pursuant to paragraph (a)(2) of rule 485
                   ---   ----------


--------------------------------------------------------------------------------

[IMAGE OF L. ROY PAPP]

                            THE PAPP FAMILY OF FUNDS

                              Papp Stock Fund, Inc.
                         Papp America-Abroad Fund, Inc.
                       Papp America-Pacific Rim Fund, Inc.
                              Papp Focus Fund, Inc.
                     Papp Small & Mid-Cap Growth Fund, Inc.

                                   Prospectus
                                   ----------

                                   May 1, 2003



                       6225 North 24th Street - Suite #150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

                         No sales or redemption charges
                              (Pure no-load funds)

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                Table of Contents

                                                                            Page

PAPP STOCK FUND...............................................................1

PAPP AMERICA-ABROAD FUND......................................................3

PAPP AMERICA-PACIFIC RIM FUND.................................................6

PAPP FOCUS FUND...............................................................9

PAPP SMALL & MID-CAP GROWTH FUND.............................................12

INVESTMENT OBJECTIVES AND METHODS............................................15

RISK FACTORS.................................................................17

PURCHASING SHARES............................................................18

REDEEMING SHARES.............................................................19

DETERMINATION OF NET ASSET VALUE.............................................20

MANAGEMENT...................................................................20

DISTRIBUTIONS................................................................20

FEDERAL INCOME TAX...........................................................21

FINANCIAL HIGHLIGHTS.........................................................21

                                 PAPP STOCK FUND



INVESTMENT OBJECTIVE

     Papp Stock Fund invests with the objective of long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is designed to provide a comprehensive investment for the common stock portion of an investment program. The Fund purchases and retains a diversified high quality group of common stocks of companies traded in the U.S. The Fund usually invests in large or mid-sized companies, but may invest in companies of any size. In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company. Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks.

PRINCIPAL RISKS YOU SHOULD CONSIDER

     Because the Fund invests primarily in common stocks, your investment is subject to certain risks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. You can lose money by investing in the Fund.

HOW DO I KNOW IF THE FUND IS RIGHT FOR ME?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

HOW THE FUND HAS PERFORMED

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one, five and ten years ended December 31, 2002 and since the Fund's initial offering on November 29, 1989, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The following bar chart shows the year-to-year performance of the Fund since January 1, 1993.

[BAR CHART]

1993   1.66%
1994  -1.46%
1995  32.93%
1996  21.77%
1997  33.12%
1998  26.99%
1999  14.99%
2000  -6.02%
2001 -12.69%
2002 -23.98%

     For the ten years ended December 31, 2002, the best and worst quarterly returns were:

o    Best quarterly return: 23.50%,
     during the quarter ended December 31, 1998

o    Worst quarterly return:  (17.37)%,
     during the quarter ended June 30, 2002

     The following table shows the Fund's average annual returns (before and after taxes) for the one, five and ten years ended December 31, 2002 and since the Fund's initial offering on November 29, 1989, as compared to the S&P 500 Index, an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

 Average Annual Total Returns for the Periods Ended

                               December 31, 2002

---------------------------------------------------------------
                                                   Since
                  1 Year   5 Years   10 Years    Inception
                                                November 29,
                                                    1989
---------------------------------------------------------------
Fund

Return before    (23.98)%  (1.85)%    6.99%        9.26%
taxes

Return after     (23.98)%  (2.35)%    6.47%        8.66%
taxes on
distributions

Return after     (14.48)%  (1.27)%    5.89%        7.91%
taxes on
distributions
and sale of
Fund shares

S&P 500 Index
(reflects no     (22.10)%  (0.59)%    9.34%        9.87%
deduction for
fees, expenses
or taxes)
----------------

FUND FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

Paid directly from your investment.

Maximum sales charge (load) imposed on purchases...None
Maximum deferred sales charge (load)...............None
Redemption fee.....................................None
Exchange fee.......................................None

ANNUAL FUND OPERATING EXPENSES

Deducted from Fund assets.

Management fees...................................1.00%
Distribution (12b-1) fees.........................None
Other expenses ...................................0.14%
Total annual Fund operating expenses..............0.14%

EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $120
3 years......................         $373
5 years......................         $646
10 years.....................       $1,424

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

AVAILABILITY

     Papp Stock Fund is available to the residents of all 50 states.

                            PAPP AMERICA-ABROAD FUND
                            ------------------------


INVESTMENT OBJECTIVE

     Papp America-Abroad Fund invests with the objective of long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     America-Abroad Fund is a way to invest "internationally" without leaving the U.S. Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of U.S. companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S. (each as further defined below).

     The Fund usually invests at least 70% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o At least 35% of its aggregate reported sales and other revenues, or its reported operating earnings, were classified by the company as "foreign", "international" or "outside the U.S.", or

o At least 25% of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

     The Fund may invest up to 30% of its common stock assets in stocks of foreign companies that are traded in the U.S.

     In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

PRINCIPAL RISKS YOU SHOULD CONSIDER

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

HOW DO I KNOW IF THE FUND IS RIGHT FOR ME?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

HOW THE FUND HAS PERFORMED

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one, five and ten years ended December 31, 2002 and since the Fund's initial offering on December 6, 1991, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The following bar chart shows the year-to-year performance of the Fund since January 1, 1993.

[BAR CHART]

1993    -0.07%
1994     7.81%
1995    37.05%
1996    27.65%
1997    29.92%
1998    23.83%
1999    14.01%
2000    -8.62%
2001   -15.92%
2002   -25.02%

      For the ten years ended December 31, 2002, the Fund's best and worst quarterly returns were:

o        Best quarterly return:  27.81%,
         during the quarter ended December 31, 1998

o        Worst quarterly return:  (18.02)%,
        during the quarter ended June 30, 2002

     The following table shows the Fund's average annual returns (before and after taxes) for the one, five and ten years ended December 31, 2002 and since the Fund's initial offering on December 6, 1991, as compared to the Morgan Stanley World Index, an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

                      Average Annual Total Returns for the

                         Periods Ended December 31, 2002

---------------------------------------------------------------
                                                       Since
                  1 Year      5 Years    10 Years    Inception
                                                     December
                                                     6, 1991
----------------------------------------------------------------
Fund

Return before    (25.02)%     (4.05)%      7.13%       8.03%
taxes

Return after     (25.02)%     (4.91)%      6.35%       7.29%
taxes on
distributions

Return after     (15.11)%     (2.72)%      6.16%       6.96%
taxes on
distributions
and sale of
Fund shares

Morgan Stanley
World Index      (21.06)%     (2.84)%      5.90%       5.47%
(reflects no
deduction for
fees, expenses
or taxes)

-----------------------------------------------------------------

FUND FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

Paid directly from your investment.

Maximum sales charge (load) imposed on purchases...None
Maximum deferred sales charge (load)...............None
Redemption fee.....................................None
Exchange fee.......................................None

ANNUAL FUND OPERATING EXPENSES

Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses.....................................0.18%
Total annual Fund operating expenses...............0.18%

EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $124
3 years......................         $385
5 years......................         $668
10 years.....................       $1,471

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

AVAILABILITY

     Papp America-Abroad Fund is available to the residents of all 50 states.

                          PAPP AMERICA-PACIFIC RIM FUND


INVESTMENT OBJECTIVE

     Papp America-Pacific Rim Fund invests with the objective of long-term capital growth resulting to a considerable extent from the international activities, particularly in the Pacific Rim nations, of its portfolio companies.

PRINCIPAL INVESTMENT STRATEGIES

     Papp America-Pacific Rim Fund is a way to emphasize investments in the Pacific Rim region, without leaving the U.S. Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim (as further defined below).

     The Fund usually invests at least 65% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o 50% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the U.S., and

o 15% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the U.S.

     The Fund may also invest in U.S. companies that, in the opinion of the Fund's adviser, will soon meet these criteria.

     The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S. which derive 15% or more of their earnings or sales from the Pacific Rim, or which have 15% or more of their assets located in Pacific Rim countries.

     In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

PRINCIPAL RISKS YOU SHOULD CONSIDER

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

     In addition, the Fund's emphasis on companies with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

HOW DO I KNOW IF THE FUND IS RIGHT FOR ME?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

HOW THE FUND HAS PERFORMED

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one and five years ended

December 31, 2002 and since the Fund's initial offering on March 14, 1997, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The following bar chart shows the year-to-year performance of the Fund since January 1, 1998.

[BAR CHART}

1998   28.68%
1999   24.86%
2000    0.90%
2001  -13.94%
2002  -20.18%

     Since 1998, the Fund's best and worst quarterly returns were:

o        Best quarterly return:  26.89%,
         during the quarter ended December 31, 1998

o        Worst quarterly return:  (17.54)%,
         during the quarter ended September 30, 2002

     The following table shows the Fund's average annual returns (before and after taxes) for the one and five years ended December 31, 2002 and since the Fund's initial offering on March 14, 1997, as compared to the Morgan Stanley World Index, an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. Companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

         Average Annual Total Returns for the Periods
                    Ended December 31, 2002

----------------------------------------------------------------
                                                     Since
                                                   Inception
                                                   March 14,
                       1 Year        5 Years          1997
----------------------------------------------------------------
Fund

Return before         (20.18)%        2.18%          5.30%
taxes

Return after          (20.18)%        1.84%          4.99%
taxes on
distributions

Return after          (12.19)%        1.94%          4.51%
taxes on
distributions and
sale of Fund
shares

Morgan Stanley
  World Index         (21.06)%       (2.84)%        (0.28)%
  (reflects no
  deduction for
  fees, expenses
  or taxes)
FUND FEES AND EXPENSES

    The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

Paid directly from your investment.

Maximum sales charge (load) imposed on
    purchases.........................................None
Maximum deferred sales charge (load)..................None
Redemption fee........................................None
Exchange fee..........................................None

ANNUAL FUND OPERATING EXPENSES

Deducted from Fund assets.

Management fees.......................................1.00%
Distribution (12b-1) fees.............................None
Other expenses........................................0.52%
Total annual Fund operating expenses (gross)..........1.52%
Expense reimbursement.................................(0.27)%*
Total annual Fund operating expenses (net)............1.25%

-----------------------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $131
3 years......................         $408
5 years......................         $706
10 years.....................       $1,553

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

AVAILABILITY

Papp America-Pacific Rim Fund is available to the residents of all 50 states.

                                 PAPP FOCUS FUND

INVESTMENT OBJECTIVE

     Papp Focus Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     Papp Focus Fund makes substantial investments in a relatively small number of U.S. and foreign companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

     In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

PRINCIPAL RISKS YOU SHOULD CONSIDER

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     The Fund's strategy of investing in a limited number of stocks may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if it invested in a larger number of stocks.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

HOW DO I KNOW IF THE FUND IS RIGHT FOR ME?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

HOW THE FUND HAS PERFORMED

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year ended December 31, 2002 and since the Fund's initial offering on March 2, 1998, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The following bar chart shows the year-to-year performance of the Fund since January 1, 1999.

[BAR CHART}

1999    0.60%
2000   -1.28%
2001  -16.61%
2002  -23.03%

     Since 1999, the Fund's best and worst quarterly returns were:

o        Best quarterly return:  32.90%,
         during the quarter ended December 31, 1998

o        Worst quarterly return:  (18.38)%,
         during the quarter ended March 31, 2001

     The following table shows the Fund's average annual returns for the one year ended December 31, 2002 and since the Fund's initial offering on March 2, 1998, as compared to the S&P 500, an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Average Annual Total Returns for the Periods Ended

                               December 31, 2002

-------------------------------------------------------------
                                        Since Inception
                        1 Year           March 2, 1998
-------------------------------------------------------------
Fund

Return before taxes    (23.03)%             (3.31)%

Return after taxes     (23.03)%             (3.55)%
on distributions

Return after taxes     (13.91)%             (2.47)%
on distributions
and sale of Fund
shares

S&P 500 Index
(reflects no           (22.10)%             (2.25)%
deduction for
fees, expenses or
taxes)
-----------------

FUND FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

Paid directly from your investment.

Maximum sales charge (load) imposed on purchases...None
Maximum deferred sales charge (load)...............None
Redemption fee.....................................None
Exchange fee.......................................None

ANNUAL FUND OPERATING EXPENSES

Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses.....................................2.13%
Total annual Fund operating expenses
     (gross).......................................3.13%
Expense Reimbursement.............................(1.88)%*
Total annual Fund operating expenses (net).........1.25%
-----------------------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $131
3 years......................         $408
5 years......................         $706
10 years.....................       $1,553


This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

AVAILABILITY

     Shares of Papp Focus Fund are available to persons residing in certain states only. Contact the Fund at (800) 421-4004 to determine whether the Fund is available for residents of your state.

                        PAPP SMALL & MID-CAP GROWTH FUND




INVESTMENT OBJECTIVE

     Papp Small & Mid-Cap Growth Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of small and mid-capitalization companies determined at the time of investment.

     In choosing investments, the Fund looks for the stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

PRINCIPAL RISKS YOU SHOULD CONSIDER

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. There can be no assurance that the Fund will achieve its investment objective.

     The stocks of small and medium-sized companies are often more volatile than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. Small and medium-sized companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a smaller public market for their shares.

HOW DO I KNOW IF THE FUND IS RIGHT FOR ME?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

HOW THE FUND HAS PERFORMED

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year ended December 31, 2002 and since the Fund's initial offering on December 15, 1998, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

The following bar chart shows the year-to-year performance of the Fund since January 1, 1999.


[BAR CHART}

1999   13.04%
2000   31.32%
2001    1.13%
2002  -18.30%

     Since 1999, the Fund's best and worst quarterly returns were:

o    Best quarterly return:  22.90%,
     during the quarter ended December 31, 1999

o    Worst quarterly return:  (17.24)%,
     during the quarter ended September 30, 2002

     The following table shows the Fund's average annual returns for the one year ended December 31, 2002 and since the Fund's initial offering on December 15, 1998, as compared to the Russell 2000 Stock Index, an unmanaged market-weighted index that includes stocks of 2000 U.S. companies, with dividends reinvested. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Average Annual Total Returns for the Periods Ended

                               December 31, 2002

-------------------------------------------------------------
                                         Since Inception
                         1 Year         December 15, 1998
-------------------------------------------------------------
Fund

Return before taxes     (18.30)%              7.21%

Return after taxes      (18.30)%             (6.97)%
on distributions

Return after taxes      (11.05)%              5.92%
on distributions
and sale of Fund
shares

Russell 2000 Stock
Index (reflects no      (20.48)%              0.94%
deduction for
fees, expenses or
taxes)
-----------------

FUND FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

Paid directly from your investment.

Maximum sales charge (load) imposed on
    purchases.....................................None
Maximum deferred sales charge (load)..............None
Redemption fee....................................None
Exchange fee......................................None

ANNUAL FUND OPERATING EXPENSES

Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses ....................................0.56%*
Total annual Fund operating expenses
     (gross)...................................... 1.56%
Expense reimbursement.............................(0.31)%
                                                  -------
Total annual Fund operating expenses (net).........1.25%
-----------------------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and the reinvestment of all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $131
3 years......................         $408
5 years......................         $706
10 years.....................       $1,553

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

AVAILABILITY

     Papp Small & Mid-Cap Growth Fund is available to the residents of all 50 states.

                        INVESTMENT OBJECTIVES AND METHODS

INVESTMENT OBJECTIVES AND METHODS APPLICABLE TO ALL FUNDS

         All of the Papp Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding shares.

         The Papp Funds invest in different ways, but each follows the basic Papp investment strategy - each Fund tries to purchase the shares of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company. The Funds measure a company's prospects for capital appreciation on an overall basis by such considerations as growth over extended periods of time, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth.

         The Papp Funds are "buy and hold" investors. Once a security is purchased, the Funds ordinarily keep it so long as the Funds' adviser believes that the prospects for appreciation continue to be favorable and that the securities are not overvalued in the marketplace. As a result, although the Funds' portfolio turnover rates will vary, they are not ordinarily more than 25% annually for each of Papp Stock Fund, Papp America-Abroad Fund and Papp America-Pacific Rim Fund and approximately 50% in the case of Papp Focus Fund and Papp Small & Mid-Cap Growth Fund.

         The Funds are not market-timers. They usually stay substantially fully invested in common stocks, except for the cash and cash equivalents they expect to need to pay their expenses and fund redemptions. The Funds, however, may from time to time take temporary defensive positions that are inconsistent with these principal investment strategies. If the Funds' adviser believes a temporary defensive position is necessary in view of market conditions, each Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

     PAPP STOCK FUND

         Under normal circumstances, Papp Stock Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks. The Fund may invest up to 5% of its net assets in securities convertible into common stocks. There is no restriction on the size of the companies in which Papp Stock Fund may invest, but it usually invests in large or mid-sized companies. The Fund considers large and mid-sized companies to be those at least as large as the companies included in the S&P Mid-Cap 400 Stock Index, which ranged from $162 million to $8.259 billion at March 31, 2003.

     PAPP AMERICA-ABROAD FUND

         Under normal circumstances, Papp America-Abroad Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of U.S. Companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S. (each as further defined below). The Fund usually invests at least 70% of its common stock assets in U.S. companies that satisfy one of the following criteria:

     o At least 35% of its aggregate reported sales and other revenues, or of its reported operating earnings, were classified by the company as "foreign," "international" or "outside the U.S.," or

     o At least 25% of any one of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

         The Fund's adviser relies on the annual geographic segment data published and provided by companies to determine which companies meet these criteria.

         Papp America-Abroad Fund may invest up to 30% of its common stock assets in foreign companies that are traded in the U.S.

     PAPP AMERICA-PACIFIC RIM FUND

         Under normal circumstances, Papp America-Pacific Rim Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim (as further defined below). The Fund usually invests at least 65% of its common stock assets in U.S. companies that satisfy the following criteria:

     o 50% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the U.S.; and

     o 15% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the U.S.

In addition (and not included toward the 65% discussed in the preceding sentence) the Fund may invest in U.S. companies that, in the opinion of the Fund's adviser, will soon meet these criteria.

         In determining which U.S. companies are eligible for inclusion in the Fund's portfolio, the Fund's adviser relies largely on published annual geographic data provided by many multinational companies. However, many companies do not separately report earnings by geographic source. As a result, the Fund's adviser also relies on discussions with officials of companies being considered for inclusion in the Fund's portfolio.

         The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S. which derive 15% or more of their earnings or sales from the Pacific Rim, or which have 15% or more of their assets located in Pacific Rim countries.

     PAPP FOCUS FUND

         Papp Focus Fund makes substantial investments in a relatively small number of U.S. and foreign companies. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

         In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

         The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S.

     PAPP SMALL & MID-CAP GROWTH FUND

         Under normal circumstances, Papp Small & Mid-Cap Growth Fund will invest at least 80% of its net assets at the time of investment (plus any borrowings) in common stocks of small and mid-capitalization companies determined at the time of investment. The Fund's adviser believes that carefully selected small and medium-sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. Many of those companies have developed significant expertise in the more limited markets they serve, and are able to increase their sales and earnings at a more rapid pace than the average company. Further, these companies typically are subject to less Wall Street research than larger companies and are more likely to be priced inefficiently.

         Small-cap companies are those whose market capitalizations fall within the range of companies in the S&P Small-Cap 600 Index (the Small-Cap Index) while mid-cap companies are those whose market capitalizations fall within the range of companies in the S&P Mid-Cap 400 Index (the Mid-Cap Index). As of March 31, 2003, the Small-Cap Index included companies with capitalizations between approximately $31 million and $2.348 billion while the Mid-Cap Index included companies with capitalizations between approximately $162 million and $8.259 billion.

         The Fund may invest a maximum of 20% of its common stock assets in foreign domiciled companies if they are traded in the U.S.

                                  RISK FACTORS

MARKET RISK

         Each of the Funds invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Funds, alone or together, are not intended to present a balanced investment program. They are not intended to be a vehicle for short-term trading, but are intended for investment for the long-term. You may receive little or no return on your investment or may lose part of your investment and there can be no assurance that the Funds will achieve their investment objectives.

OTHER RISKS

         Each of Papp America-Abroad Fund, Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund also present other risks. Below are the additional risks of these Funds.

     PAPP AMERICA-ABROAD FUND AND PAPP AMERICA-PACIFIC RIM FUND

         Because the Funds invest primarily in companies with foreign business interests (either in U.S. companies with substantial international activities or foreign companies), investing in these Funds may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Funds' portfolio companies, especially those with commitments in developing countries. The companies in which the Funds invest may be affected by: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

         If the Funds invest directly in foreign companies, even through U.S. traded securities, the Funds would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

         Additionally, Papp America-Pacific Rim Fund's focus on companies with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes that Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

     PAPP FOCUS FUND

         A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each stock may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that stock will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had it invested in a larger number of securities. Because the Fund may invest in foreign business interests, the Fund is subject to the same risks as the Papp America-Abroad Fund.

     PAPP SMALL & MID-CAP GROWTH FUND

         The stocks of small and medium-sized companies often involve more volatility and tend to be less liquid than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. During some periods, the securities of small and mid-cap companies, as a class, have performed better than the securities of large companies and in other periods they have performed worse. Small and mid-cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a less diversified product line - making them more susceptible to market pressures. Also, because the Fund may invest in foreign business interests, the Fund is subject to the same risks as the Papp America-Abroad Fund.

                                PURCHASING SHARES

     SEE THE NEW ACCOUNT PURCHASE APPLICATION ACCOMPANYING THIS PROSPECTUS.

         To make an initial purchase of shares, you should complete and sign the New Account Purchase Application and mail it, together with a check for the total purchase price, to Papp Funds, 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016 or to P.O. Box 15508, Phoenix, Arizona 85066.

         The purchase price of each Fund's shares is the net asset value per share (NAV) next determined after receipt of the purchase order, as described under "Determination of Net Asset Value." There are no sales loads or commissions. The minimum initial investment to open an account is $5,000, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000. Minimum subsequent investments in all cases are $1,000, excluding reinvestments of dividends and capital gains distributions.

         Each Fund will acknowledge your investment in shares of the Fund, including dividends and capital gains distributions reinvested in Fund shares, with a statement showing the number of shares you purchased, the net asset value at which you purchased the shares, and your new balance of Fund shares owned. The Funds do not issue stock certificates for the shares purchased. All full and fractional shares will be carried on the books of the Funds without the issuance of certificates.

         The Funds may authorize certain financial service companies, broker-dealers or their designees (authorized agents) to accept purchase, redemption, and exchange requests from their customers on whose behalf the authorized agent holds shares of the Funds. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

         Some financial institutions that act as the Funds' agent or that otherwise maintain nominee accounts with the Funds for their clients for whom they hold Fund shares might charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying Fund shares. The adviser pays these fees.

         The Funds reserve the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

         You may request the delivery of a single "shared" copy of each prospectus and shareholder report to you and all other shareholders who share your address by indicating your request on the New Account Purchase Application. You may request delivery of individual copies by calling the

Funds at (800) 421-4004 or by writing to the following address: 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016. A Fund will commence sending individual copies within 30 days after it receives your request.

                                REDEEMING SHARES

         We will redeem all or any part of shares you own upon written request delivered to the Funds at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016, or P.O. Box 15508, Phoenix, Arizona 85066. The redemption request must:

          (1) specify the number of shares or dollar amount you want to redeem, if less than all of your shares are to be redeemed;

          (2) be signed by all owners of the shares exactly as their names appear on our account; and

          (3) include a signature guarantee in some instances. A signature guarantee is a way to protect the Funds and their shareholders, by guaranteeing that a person signing a request is really the person he or she claims to be. Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A notary public cannot guarantee a signature. A signature guarantee may be waived by the Funds' transfer agent at the transfer agent's own discretion and risk.

         If you are making a redemption request on behalf of a corporation, partnership, trust, limited liability company, fiduciary, executor, or administrator, you must send us written evidence of your authority to act. Under certain circumstances, before the shares can be redeemed, we may require additional documents to verify the authority of the person seeking to redeem. Call (800) 421-4004 before submitting a redemption request if you have any questions about the documents required.

         Under ordinary circumstances, a signature guarantee will not be required. However, a signature guarantee is necessary under the following circumstances:

          (1)  the redemption request exceeds $25,000;

          (2) the proceeds of the redemption are requested to be sent to a person other than the registered holder(s) of the shares to be redeemed;

          (3) the proceeds of the redemption are to be mailed to an address other than the address of record; or

          (4) a change of address request has been received by the Fund or the Transfer Agent within the last 20 business days.

         In such cases, each signature on any redemption request must be guaranteed by a commercial bank or trust company in the U.S., a member firm of the New York Stock Exchange or other eligible guarantor institution. A notary public is not an eligible guarantor.

         The redemption price per share is the net asset value determined as described under "Determination of Net Asset Value." There is no redemption charge. The redemption value of the shares may be more or less than your cost, depending upon the value of a Fund's portfolio securities at the time of redemption. If the net asset value of your account falls below $1,000 because you sold shares, we may notify you that unless the value of your account is increased to at least $1,000 within 60 days, we will close your account and send the proceeds to you.

         We will pay you for the shares redeemed within seven days after our receipt of a request for redemption in good order. However, if you redeem shares immediately after they are purchased, we may delay paying the redemption proceeds until your check for the purchase price has cleared, which may take up to 15 days.

         The Funds may suspend or postpone redemptions during any period when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission.

REDEMPTION IN KIND

         Although the Funds intend to pay share redemptions in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

         A Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of regular session trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         For purposes of computing the NAV, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices or, if there have been no reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

                                   MANAGEMENT

INVESTMENT ADVISER

         L. Roy Papp & Associates, LLP serves as investment adviser to the Funds. Subject to the overall authority of the board of directors, the adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. L. Roy Papp & Associates, LLP is also investment adviser to individuals, trusts, retirement plans, endowments, and foundations. Assets under management exceed $480 million as of March 31, 2003. The adviser's address is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016.

PORTFOLIO MANAGERS

     L. Roy Papp and Rosellen C. Papp, partners of the adviser, have managed the portfolios of each Fund since each Fund's commencement. Except for two years when he was U.S. director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has been either sole proprietor of or a partner of L. Roy Papp & Associates, LLP and its predecessor since 1978. Rosellen C. Papp has been the Director of Research of L. Roy Papp & Associates, LLP and its predecessor since 1981.

FEES

         The adviser receives from each of the Funds, as compensation for its investment adviser and administrative services, a monthly fee at an annual rate of 1% of that Fund's average daily net assets. The adviser has agreed to reimburse each Fund to the extent its total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

                                  DISTRIBUTIONS

         The Funds intend to distribute to shareholders substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities.

         The Funds automatically reinvest your dividends from net investment income and distributions from any net realized capital gains unless you request in writing to have them paid by check.

                               FEDERAL INCOME TAX

         Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains. The tax you pay on a capital gains distribution depends generally on how long a Fund has held the portfolio securities it sold, and so may qualify as long-term capital gain even if you have held your Fund shares for one year or less. Distributions are taxable, whether received in cash or reinvested in shares of the Fund. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

         Each Fund will advise its shareholders annually of the source or sources of distributions for federal income tax purposes. A shareholder who is not subject to federal income taxation will not be required to pay tax on distributions received.

         If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 30% ("backup withholding") from dividend, capital gain and redemption payments to you. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the New Account Purchase Application, which should be completed and returned to the Funds when you make your initial investment. You should consult your tax advisor concerning the application of federal, state, or foreign tax laws to your circumstances.

                              FINANCIAL HIGHLIGHTS

         The following tables are intended to help you understand each Fund's financial performance for the past five years (or the period during which the Fund has been in operation, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the year ended December 31, 2002 has been audited by Deloitte & Touche LLP, the Funds' independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement. The information presented for each of the four years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. The report of the independent auditors and further information about the performance of each Fund is contained in the Annual Report and the Statement of Additional Information, which may be obtained from the Funds free of charge.



PAPP STOCK FUND

                                                                    YEARS ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------
                                               2002           2001            2000           1999           1998
                                            ---------       ---------      ---------      ---------       ---------
Net asset value, beginning of period......    $31.40         $37.09          $42.20         $37.36         $29.78
Income from operations

    Net investment (loss)/income........       (0.06)         (0.11)          (0.13)         (0.15)         (0.09)
    Net realized and unrealized (loss)/gain
    on investments........................     (7.47)         (4.58)          (2.22)          5.75           8.13
                                               ------         ------          ------          -----         -----
    Total from operations.................     (7.53)         (4.69)          (2.35)          5.60           8.04
Less Distributions

    Dividend from net investment income...      ---              ---             ---           ---          ---
    Distribution of net realized gain.....      ---           (1.00)          (2.76)         (0.76)         (0.46)
                                                              ------          ------          -----         -----
    Total Distributions.................        ---           (1.00)          (2.76)         (0.76)         (0.46)
Net asset value, end of period............    $23.87         $31.40          $37.09         $42.20         $37.36
                                              ======          ======          ======         ======         ======
    Total Return........................      (23.98)%       (12.69)%         (6.02)%        14.99%         26.99%
                                              ========       ========         =======        ======         ======
Ratios/Supplemental Data

    Net assets, end of period...........   $52,528,226     $75,215,284    $98,472,509    $105,101,464    $98,608,333
    Expenses to average net assets........      1.14%          1.11%           1.09%          1.09%          1.10%
    Investment income to average net assets (a) 1.10%          0.91%           0.71%          0.71%          0.82%
     Portfolio turnover rate................... 3.55%          4.92%          13.33%          6.60%          9.74%




PAPP AMERICA-ABROAD FUND

                                                                    YEARS ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------
                                               2002           2001            2000           1999           1998
                                            ---------       ---------      ---------      ---------       ---------
Net asset value, beginning of period......    $22.38         $27.75          $35.25         $32.13         $25.98
Income from operations

    Net investment (loss)/income........       (0.19)         (0.18)          (0.22)         (0.23)         (0.05)
    Net realized and unrealized (loss)/
    gain on investments...................     (5.41)         (4.19)          (2.19)          4.74           6.24
                                               ------         ------          ------          -----         -----
    Total from operations.................     (5.60)         (4.37)          (2.41)          4.51           6.19
Less Distributions

    Dividend from net investment income...      ---                           ---            ---            ------
    Distribution of net realized gain.....      ---           (1.00)          (5.09)         (1.39)         (0.04)
                                                              ------         ------          ------          -----
    Total Distributions.................        ---           (1.00)          (5.09)         (1.39)         (0.04)
Net asset value, end of period............    $16.78         $22.38          $27.75         $35.25         $32.13
                                              ======         ======          ======         ======         ======
    Total Return........................      (25.02)%       (15.92)%         (8.62)%        14.01%         23.83%
                                              ========       ========         =======        ======         ======
Ratios/Supplemental Data

    Net assets, end of period..........     $57,731,971     $99,314,845    $168,616,225   $242,610,345     $342,814,636
    Expenses to average net assets .......      1.18%          1.11%           1.08%          1.07%          1.08%
    Investment income to average net assets (a) 0.98%          0.84%           0.57%          0.61%          0.82%
    Portfolio turnover rate...............     10.07%          3.76%          10.78%          5.47%         24.97%

--------------

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Computed giving effect to investment adviser's expense limitation undertaking.



PAPP AMERICA-PACIFIC RIM FUND

                                                                 YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------
                                                     2002         2001            2000         1999            1998
                                                     ----         ----            ----         ----            ----

Net asset value, beginning of period.......        $15.51         $18.07         $19.44       $15.57           $12.10
Income from operations

    Net investment loss..................           (0.08)         (0.08)         (0.09)       (0.12)           (0.06)
    Net realized and unrealized gain/
    (loss) on investments..................         (3.05)         (2.44)          0.53         3.99             3.53
                                                    ------         ------          ------          -----         -----
Total from operations......................         (3.13)         (2.52)          0.44         3.87             3.47
Less Distributions

    Dividend from investment income........         --            ---            ---          ---              ---
    Distribution of net realized gain......         --             (0.04)         (1.81)      ---              ---
                                                                   ------         ------
    Total Distributions..................           --             (0.04)         (1.81)      ---              ---
Net asset value, end of period.............        $12.38         $15.51         $18.07       $19.44           $15.57
                                                   ======         ======         ======       ======           ======
    Total Return.........................          (20.18)%       (13.94)%         0.90%       24.86%           28.68%
                                                   ========       ========         =====       ======           ======
Ratios/Supplemental Data

    Net assets at end of period               $11,108,056   $14,651,014    $17,636,602    $16,478,700      $14,705,830
    Expenses to average net assets (a)...            1.25%          1.25%          1.25%        1.25%            1.25%
    Investment income to average net assets (b)      0.88%          0.77%          0.63%        0.58%            0.79%
    Portfolio turnover rate.............             7.57%          7.25%         28.33%       17.52%           13.73%




PAPP FOCUS FUND                                                                                           PERIOD ENDED

                                                                  YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                                                     ----------------------------------------------        ------------
                                                     2002         2001            2000         1999          1998(C)
                                                     ----         ----            ----         ----          -------
Net asset value, beginning of period..............  $10.29        $12.35         $13.41       $13.33         $10.00
Income from operations

    Net investment loss.........................     (0.06)        (0.08)         (0.09)       (0.11)         (0.06)
    Net realized and unrealized (loss)/gain
    on investments................................   (2.31)        (1.97)         (0.07)        0.19           3.39
                                                     ------         ------        ------          -----         -----
    Total from operations.........................   (2.37)        (2.05)         (0.16)        0.08           3.33
 Less Distributions................................
    Dividend from investment income...............    --           ---            ---           ---             ---
    Distribution of net realized gain.............    --           (0.01)         (0.90)        ---             ---
                                                                   ------         ------
    Total Distributions.........................      --           (0.01)         (0.90)        ---             ---
 Net asset value, end of period....................  $7.92        $10.29         $12.35       $13.41         $13.33
                                                     =====        ======         ======       ======         ======
 Total Return...................................... (23.03)%      (16.61)%        (1.28)%       0.60%         33.30%
                                                    ========      ========        =======       =====         ======
 Ratios/Supplemental Data

    Net assets, end of period...................  $1,682,014    $2,392,523     $3,279,623    $3,951,395     $4,031,393
    Expenses to average net assets (d)............    1.25%         1.25%          1.25%        1.25%          1.25%*
    Investment income to average net assets (b)...    0.86%         0.93%          0.72%        0.54%          0.70%*
    Portfolio turnover rate.......................   15.04%        29.91%         45.72%       53.85%         50.37%*
--------------

NOTES TO FINANCIAL HIGHLIGHTS:

*    Annualized

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.52%, 1.40%, 1.32%, 1.39% and 1.41%, for the periods ended December 31, 2002,
     2001, 2000, 1999, and 1998, respectively.
(b) Computed giving effect to investment adviser's expense limitation undertaking.
(c)  From the date of commencement of operations (March 2, 1998).
(d) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 3.13%, 2.34%, 1.91%, 1.63% and 1.38% for the periods ended December 31, 2002,
     2001, 2000, 1999 and 1998, respectively.



PAPP SMALL & MID-CAP GROWTH FUND                                                                          PERIOD ENDED

                                                             YEARS ENDED DECEMBER 31,                      DECEMBER 31,
                                                     ----------------------------------------              ------------
                                                     2002         2001            2000         1999          1998(A)
                                                     ----         ----            ----         ----          -------
Net asset value, beginning of period..............  $23.28        $23.02         $18.31       $16.20         $15.00
Income from operations

    Net investment loss.........................     (0.01)        (0.12)         (0.14)       (0.14)        ----
    Net realized and unrealized gain
    on investments................................   (4.25)         0.38           5.89         2.25           1.20
                                                     ------        ------        ------        -----         -----
    Total from operations.........................   (4.26)         0.26           5.75         2.11           1.20
Less Distributions

    Dividend from investment income...............    ----         ----            ----          ----        ----
    Distribution of net realized gain.............    ----         ----            (1.04)        ----        --- ----
                                                                                ------
    Total Distributions..........................     ----         ----            (1.04)                    ---- ----
Net asset value, end of period....................  $19.02        $23.28          $23.02       $18.31        $16.20
                                                    ======        ======         ======         ======        ======
    Total Return................................    (18.30)%        1.13%          31.32%       13.04%         8.00%
                                                    ========       =====         ======         ======        =====
Ratios/Supplemental Data

    Net assets, end of period...................$15,659,223   $9,764,322      $6,762,147     $4,325,499    $1,566,225
    Expenses to average net assets (b)............    1.25%         1.25%           1.25%        1.25%         1.25%*
    Investment income to average net assets (c)...    0.37%         0.39%           0.36%        0.32%         1.01%*
    Portfolio turnover rate.......................    5.49%        10.57%          40.42%       53.07%         0.00%*
--------------

NOTES TO FINANCIAL HIGHLIGHTS:

*    Annualized

(a)  From the date of commencement of operations (December 15, 1998).
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.56%, 1.69%, 1.89%, 1.68% and 1.56% for the periods ended December 31, 2002,
     2001, 2000, 1999 and 1998, respectively.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

                            THE PAPP FAMILY OF FUNDS

                              (Pure no-load funds)

         Additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Shareholder reports contain management's discussion of the market conditions, investment strategies and performance results that significantly affected each Fund's performance as of the end of the Fund's latest semi-annual or annual fiscal year end. You may obtain free copies of the Funds' annual and semi-annual reports, the Statement of Additional Information, request other information and discuss your questions about each Fund by writing or calling:

                                   Papp Funds
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

         When the Funds receive a request for the Statement of Additional Information, the annual report or the semi-annual report, the Funds will send the requested documents within 3 business days of the receipt of the request.

         In addition, you may obtain this and other information about each Fund directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. You may obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. After paying the appropriate duplicating fee, you may also obtain copies by writing to the SEC's Public Reference Section at 450 5th Street, N.W., Washington, DC 20549 or by email request at publicinfo@sec.gov.

Stock Fund........                  811-05922
America-Abroad Fund                 811-06402
America-Pacific Rim Fund            811-08005
Focus Fund........                  811-08601
Small & Mid-Cap Growth Fund         811-09055

[GRAPHIC OF L. ROY PAPP]

                            THE PAPP FAMILY OF FUNDS

                       Statement of Additional Information
                       -----------------------------------

                                   May 1, 2003

                       6225 North 24th Street - Suite #150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com

--------------------------------------------------------------------------------

     This Statement of Additional Information relates to Papp Stock Fund, Inc., Papp America-Abroad Fund, Inc., Papp America-Pacific Rim Fund, Inc., Papp Focus Fund, Inc. and Papp Small & Mid-Cap Growth Fund, Inc. (each a "Fund" and collectively the "Funds"). This Statement of Additional Information is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated May 1, 2003 and any supplement to the prospectus. You may obtain free copies of the prospectus by writing or calling the Funds at the address or telephone number shown above.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Table of Contents

                                                                          Page

Information about the Funds and Their Shares...............................2
Investment Policies........................................................2
Investment Restrictions....................................................3
Investment Adviser.........................................................6
Management of the Funds....................................................7
Code of Ethics............................................................11
Principal Shareholders....................................................11
Portfolio Transactions and Brokerage......................................12
Performance Information...................................................14
Purchasing and Redeeming Shares...........................................17
Additional Tax Information................................................18
Custodian.................................................................18
Transfer Agent............................................................18
Independent Auditors......................................................19
Financial Statements......................................................19

----------------------------------------------------------------------------

Information about the Funds and Their Shares
--------------------------------------------

     Each Fund is an open-end management investment company that is organized as a Maryland Corporation. All of the Funds are diversified except Focus Fund, which is non-diversified. Papp Stock Fund, Inc. was incorporated on September 15, 1989 and commenced operations on November 29, 1989. Prior to April 1999, Papp Stock Fund, Inc. was named The L. Roy Papp Stock Fund, Inc. Papp America-Abroad Fund, Inc. was incorporated on August 15, 1991, and commenced operations on December 6, 1991. Papp America-Pacific Rim Fund, Inc. was incorporated on December 18, 1996 and commenced operations on March 14, 1997. Papp Focus Fund, Inc. was incorporated on December 17, 1997 and commenced operations on March 2, 1998. Papp Small & Mid-Cap Growth Fund, Inc. was incorporated on September 14, 1998 and commenced operations on December 15, 1998. L. Roy Papp & Associates, LLP (the "Adviser") provides investment advisory services to the Funds.

     Each share of capital stock of a Fund, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares of that Fund declared by its Board of Directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

     According to Maryland law and each Fund's bylaws, the Funds are not required to hold annual meetings of shareholders unless required to do so under the Investment Company Act of 1940 (the "1940 Act"). A Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of that Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the 1940 Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

Investment Policies
-------------------

     The Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of that Fund's outstanding shares. The investment objectives of the Funds are more fully described in the prospectus under the caption of "Investment Objective" for each Fund and under the caption "Investment Objectives and Methods." The primary manner in which the Funds pursue their investment objectives is discussed in the prospectus under the captions "Investment Objectives and Methods" and "Risk Factors."

     Temporary Investments. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies. If a Fund's Adviser believes a temporary defensive position is necessary in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

     Portfolio Turnover. Each of the Stock Fund, America-Abroad Fund and America-Pacific Rim Fund expects that its annual portfolio turnover rate will not exceed 25% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in common stocks. Each of the Focus Fund and Small & Mid-Cap Growth Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in a small number of securities or in small and mid-capitalization securities, respectively. However, there can be no assurance that the Funds will not exceed this rate, and the portfolio turnover rate may vary from year to year. In particular, the turnover rate of Focus Fund may vary significantly from year to year because of the need to maintain the portfolio diversification required by the Internal Revenue Code and the small number of portfolio holdings.

Investment Restrictions
-----------------------

         Each Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of that Fund's outstanding shares. The Funds' fundamental investment restrictions are as follows:

          PAPP STOCK FUND AND PAPP AMERICA-ABROAD FUND

     Neither Fund may:

     1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

     2. Acquire securities of any one issuer that at time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     4. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

     5. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     6.      Invest in repurchase agreements or reverse repurchase agreements;

     7. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund];

     8. Purchase or retain securities of a company if all of the directors and officers of the Fund and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     9. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

     10. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

     11. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

     12. Purchase or sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

     13.      Purchase or sell commodities, commodity contracts or options;

     14.      Make margin purchases or short sales of securities;

     15. Invest in companies for the purpose of management or the exercise of control;

     16. Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 4 above);

     17.      Invest in or write puts, calls, straddles or spreads;

     18. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration; and

     19. Invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.

PAPP AMERICA-PACIFIC RIM FUND, PAPP FOCUS FUND AND PAPP SMALL & MID-CAP GROWTH FUND

No Fund may:

     1. (for Papp America-Pacific Rim Fund and Papp Small & Mid-Cap Growth Fund only) To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

     2. Acquire securities of any one issuer that at time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     4. (for Papp America-Pacific Rim Fund only) Invest in repurchase agreements or reverse repurchase agreements;

     5. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

     6. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

     7.       Purchase or sell commodities, commodity contracts or options;

     8.       Make margin purchases or short sales of securities;

     9. Invest in companies for the purpose of management or the exercise of control;

     10. (for Papp America-Pacific Rim Fund only) Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 5 above);

           (for Focus Fund and Papp Small & Mid-Cap Growth Fund only) Make loans (but this restriction shall not prevent the Fund from investing in debt securities); and

     11. Issue any senior security except to the extent permitted under the 1940 Act.

         Each Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

     a. (For Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small and Mid-Cap Growth Fund only) Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     b. (For Papp America-Pacific Rim Fund and Papp Focus Fund only) Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

     c. (For Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small and Mid-Cap Growth Fund only) Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund;

     d. (For Papp Stock Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks;

     e. (For Papp America-Abroad Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks of U.S. companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S.;

     f. (For Papp America-Pacific Rim Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks of companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim; and

     g. (For Papp Small & Mid-Cap Fund only) Under normal circumstances, invest less than 80% of its net assets at the time of investment (plus any borrowings) in common stocks of small and mid-capitalization companies determined at the time of investment.

     A Fund (other than Papp Focus Fund) will notify shareholders at least sixty
(60) days prior to any change in its 80% policy (enumerated in paragraphs d through g above). In addition, neither Papp Stock Fund nor Papp America-Abroad Fund intends to issue any senior security except to the extent permitted under the 1940 Act. None of Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund intends to purchase or sell real estate or interests in real estate, although each may invest in marketable securities of enterprises that invest in real estate or interests in real estate.

Investment Adviser
------------------

     L. Roy Papp & Associates, LLP provides investment advisory and management services to the Funds. The Adviser is an Arizona limited liability partnership owned and controlled by its partners, of whom there were eleven at the date of this Statement of Additional Information: L. Roy Papp, Harry A. Papp, Robert L. Mueller, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S. Cavallero, Julie A. Hein, Jane E. Couperus, John L. Stull, Russell A. Biehl and Timothy K. Hardaway.
L. Roy Papp owns a majority interest in the partnership.

     Subject to the overall authority of each Fund's Board of Directors, the Adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. As compensation for its investment advisory and administrative services, the Adviser receives from each Fund, a monthly fee, at an annual rate of 1% of that Fund's average daily net assets. The Adviser has agreed to reimburse the Funds to the extent a Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

     The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.


                                     FEES PAID DURING              FEES PAID DURING              FEES PAID DURING
                                        YEAR ENDED                    YEAR ENDED                    YEAR ENDED
             FUND                   DECEMBER 31, 2002             DECEMBER 31, 2001             DECEMBER 31, 2000
             ----                   -----------------             -----------------             -----------------
Papp Stock Fund
     Advisory Fee                          $638,771                      $818,013                    $1,051,489

Papp America-Abroad Fund
     Advisory Fee                          $777,766                    $1,276,634                    $2,134,014

                                       6

                                     FEES PAID DURING              FEES PAID DURING              FEES PAID DURING
                                        YEAR ENDED                    YEAR ENDED                    YEAR ENDED
             FUND                   DECEMBER 31, 2002             DECEMBER 31, 2001             DECEMBER 31, 2000
             ----                   -----------------             -----------------             -----------------
Papp America-Pacific Rim Fund
     Advisory Fee                          $125,287                      $151,795                      $188,319
     Reimbursement                          $33,496                       $22,412                       $12,415

Papp Focus Fund
     Advisory Fee                           $19,311                       $25,713                       $37,046
     Reimbursement                          $19,311                       $25,713                       $24,499

Papp Small & Mid-Cap Growth
     Fund
     Advisory Fee                          $130,219                       $80,072                       $55,325
     Reimbursement                          $41,393                       $35,841                       $35,495


         Under the Advisory Agreements, the Adviser furnishes at its own expense office space to the Funds and all necessary office facilities, equipment, and personnel for managing the assets of the Funds. The Adviser also pays all expenses of marketing shares of the Funds, all expenses in determination of daily price computations, placement of securities orders and related bookkeeping.

         The Funds pay all expenses incident to their operations and business not specifically assumed by the Adviser, including expenses relating to custodial, legal, and auditing charges; printing and mailing reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Funds under the 1940 Act and registration of their shares under the Securities Act of 1933; and complying with the securities laws of certain states.

         The Advisory Agreements provide that the Adviser shall not be liable for any loss suffered by the Funds or their shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. At a meeting of the Board of Directors of the Funds held on September 6, 2002, called in part for the purpose of voting on the renewal of the Advisory Agreements, the Advisory Agreements were renewed through September 24, 2003 by the unanimous vote of the directors present at the meeting, and the unanimous vote of the "non-interested" directors of the Funds voting separately. The directors considered, among other things, the financial condition of the Adviser, the terms of the Advisory Agreements, the Adviser's personnel and method of analysis, the nature and quality of services provided by the Adviser, the profitability to the Adviser of its relationship with the Funds, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios. The Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

Management of the Funds
-----------------------

         The Board of Directors has overall responsibility for the conduct of each Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Funds are not required to hold meetings of shareholders. A Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of each Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they have held, are shown below.


                                                                                             NUMBER OF
      NAME, POSITION(S) AND       DATE FIRST ELECTED OR     PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN FUND       OTHER
      AGE AT JANUARY 1, 2003       APPOINTED TO OFFICE       DURING PAST FIVE YEARS      COMPLEX OVERSEEN    DIRECTORSHIPS
      ----------------------       -------------------       ----------------------      -----------------   -------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUNDS1:

L. Roy Papp, 2 75                         1989          Partner, L. Roy Papp &            Five                None
Chairman and Director                                   Associates, LLP.

Harry A. Papp, 2,3 48                     1989          Partner, L. Roy Papp &            Five                None
President and Director                                  Associates, LLP.

Robert L. Mueller, 2 74                   1989          Partner, L. Roy Papp &            Five                None
Vice President, Secretary and                           Associates, LLP.
Director
Rosellen C. Papp, 2,3 48                  1989          Partner, L. Roy Papp &            Five                None
CFA, Vice President, Treasurer                          Associates, LLP.
and Director

Julie A. Hein, 2 40                     1991 and        Partner, L. Roy Papp &            Five                None
Vice President, Assistant            2003 (Director)    Associates, LLP.
Treasurer and Director

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS1:

James K. Ballinger, 53                    1989          Director, Phoenix Art Museum.     Five                None
Director

--------

1    Director of each Fund unless otherwise noted.

2 Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Ms. Julie A. Hein and Ms. Rosellen C. Papp are "interested persons" of the Funds, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

3 Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

                                       8


                                                                                             NUMBER OF
      NAME, POSITION(S) AND       DATE FIRST ELECTED OR     PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN FUND       OTHER
      AGE AT JANUARY 1, 2003       APPOINTED TO OFFICE       DURING PAST FIVE YEARS      COMPLEX OVERSEEN    DIRECTORSHIPS
      ----------------------       -------------------       ----------------------      -----------------   -------------
Amy S. Clague, 70                         1989          Private investor since 2000;      Five                None
Director                                                prior thereto, Partner, Boyd
                                                        and Clague, bookkeeping
                                                        services.
Carolyn P. O'Malley, 55                   1996          Executive Director, Dorrance      Three               None
Director, America-Pacific Rim,                          Family Foundation since 2001;
Focus and Small & Mid-Cap                               prior thereto, Executive
Growth Funds only                                       Director, Desert Botanical
                                                        Garden.
OFFICERS OF THE FUNDS:

Victoria S. Cavallero, 45                 1990          Partner, L. Roy Papp &          Five                NA
Vice President                                          Associates, LLP.

Jeffrey N. Edwards, 44                    1990          Partner, L. Roy Papp &          Five                NA
Vice President                                          Associates, LLP.

Jane E. Couperus, 33                      2001          Partner, L. Roy Papp &          Five                NA
Vice President                                          Associates, LLP since 2001;
                                                        prior thereto, Associate, L.
                                                        Roy Papp & Associates, LLP
                                                        and its predecessor since
                                                        1997.

John L. Stull, 38                         2001          Partner, L. Roy Papp &          Five                NA
Vice President                                          Associates, LLP since 2001;
                                                        prior thereto, Associate, L.
                                                        Roy Papp & Associates, LLP
                                                        since 1997 and Financial
                                                        Analyst, Finova Capital Group.

Russell A. Biehl, 39                      2001          Partner, L. Roy Papp &          Five                NA
Vice President                                          Associates, LLP since 2001;
                                                        prior thereto, Associate, L.
                                                        Roy Papp & Associates, LLP
                                                        since 1998 and Portfolio
                                                        Manager, Harris Trust Bank.

Timothy K. Hardaway, 38                   2003          Partner, L. Roy Papp &          Five                NA
Vice President                                          Associates, LLP since March
                                                        2003; prior thereto,
                                                        Associate, L. Roy Papp &
                                                        Associates, LLP since
                                                        2000 and graduate
                                                        assistant at Arizona
                                                        State University.

     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Ms. Julie A. Hein and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

         As of April 1, 2003, the directors and officers of the Funds beneficially owned, in the aggregate, the following percentages of the outstanding shares of the Funds:

------------------------------------------- --------------------------
                   FUND                                SHARES (%)
------------------------------------------- --------------------------
Stock Fund                                             3.1%
------------------------------------------- --------------------------
America-Abroad Fund                                    1.1%
------------------------------------------- --------------------------
America-Pacific Rim Fund                               7.0%
------------------------------------------- --------------------------
Focus Fund                                            25.8%
------------------------------------------- --------------------------
Small & Mid-Cap Growth Fund                            5.4%
------------------------------------------- --------------------------


         The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the directors of the Funds. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Funds, as of the close of business on April 15, 2003.


                        DOLLAR RANGE OF EQUITY SECURITIES
                         BENEFICIALLY OWNED AT 12/31/02
                         -------------------------------

                                               PAPP         PAPP AMERICA-                      PAPP SMALL &       AGGREGATE
                          PAPP STOCK         AMERICA-        PACIFIC RIM       PAPP FOCUS         MID-CAP         FOR FUND
NAME OF DIRECTOR             FUND           ABROAD FUND         FUND              FUND          GROWTH FUND        COMPLEX
---------------------------------------------------------------------------------------------------------------------------
L. Roy Papp1              $over 100,000   $over 100,000    $over 100,000     $over 100,000     $over 100,000   $over 100,000
Harry A. Papp1            over 100,000    over 100,000      over 100,000     10,001-50,000     over 100,000    over 100,000
Robert L. Mueller1        over 100,000    10,001-50,000    10,001-50,000     10,001-50,000     10,001-50,000   over 100,000
Rosellen C. Papp1         over 100,000    over 100,000      over 100,000     10,001-50,000     over 100,000    over 100,000
Julie A. Hein1            10,001-50,000   10,001-50,000         1-10,000         1-10,000      10,001-50,000   50,001-100,000
James K. Ballinger        10,001-50,000   10,001-50,000    10,001-50,000         1-10,000          1-10,000    50,001-100,000
Amy S. Clague             50,001-100,000  10,001-50,000    10,001-50,000             None          1-10,000    over 100,000
Carolyn P. O'Malley               None            None          1-10,000             None              None        1-10,000
------------------------------------

1    Indicates an "interested person" of the Funds, as defined in the 1940 Act.

     No director who is not an interested person of the Funds owns beneficially or of record, any security of the Adviser, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

     L. Roy Papp, Harry A. Papp, and Robert L. Mueller are the members of the Executive Committee for each of the Funds, which has authority during intervals between meetings of the Boards of Directors to exercise the powers of the Board, with certain exceptions. The Executive Committees met once during the 2002 fiscal year. All of the directors and the officers, except Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley, are partners of L. Roy Papp & Associates, LLP, the Funds' Adviser, and serve without any compensation from the Funds.

     James K. Ballinger and Amy S. Clague are the members of the Audit Committee for each of the Funds and Carolyn P. O'Malley is a member of the Audit Committee for each of America-Pacific Rim, Focus and Small & Mid-Cap Growth Funds. The Audit Committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of each Fund's audit and responds to other matters deemed appropriate by the Boards of Directors. The Audit Committee was created in March 2003 and, thus, did not have any meetings in 2002.

     The following table sets forth the compensation the Funds paid to Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley during the fiscal year ended December 31, 2002. None of the Papp Funds has any pension or retirement plans.



                                                                                                     PAPP SMALL     TOTAL
                                 PAPP           PAPP              PAPP AMERICA-         PAPP          & MID-CAP   COMPENSATION
           NAME               STOCK FUND   AMERICA-ABROAD FUND   PACIFIC RIM FUND    FOCUS FUND      GROWTH FUND   ALL FUNDS
           -----              ----------   -------------------  -----------------    ----------      -----------   ----------
James K. Ballinger             $3,200         $3,800                 $1,800            $400           $1,000         $10,200

Amy S. Clague                  $3,200          $3,800                $1,800            $400           $1,000         $10,200

Carolyn P. O'Malley              --             --                   $1,800            $400           $1,000          $3,200


Code of Ethics
--------------
         The 1940 Act and rules thereunder require that the Funds and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Funds and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Funds and the Adviser to detect and prevent conflicts of interest.

Principal Shareholders
----------------------
         The only persons known to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of a Fund as of April 1, 2003 were:

                        NAME AND ADDRESS                         PERCENTAGE
                        -----------------                        ----------

    STOCK FUND

         Charles Schwab & Co., Inc.*                                  26.1%
         101 Montgomery Street
         San Francisco, CA 94104

    AMERICA-ABROAD FUND

         Charles Schwab & Co., Inc.*                                  48.0%
         101 Montgomery Street
         San Francisco, CA 94104

         National Financial Services*                                 10.2%
         1 World Financial Center, 200 Liberty Street
         New York, NY 10281

                        NAME AND ADDRESS                         PERCENTAGE
                        -----------------                        ----------

    AMERICA-PACIFIC RIM FUND

         Charles Schwab & Co., Inc.*                                  26.8%
         101 Montgomery Street
         San Francisco, CA 94104

         NA Bank & Co*                                                 5.8%
         P. O. Box 2180
         Tulsa, OK  74101-2180


         Marco Capital Group                                           5.4%
         2009 Independence Drive
         Sherman, TX  75091

  FOCUS FUND

         L. Roy Papp                                                  20.3%
         6225 North 24th Street
         Phoenix, AZ 85016

         Frank & Nancy Russell                                         9.3%
         5104 N. 32nd Street, #349
         Phoenix, AZ  85018

         AG Edwards & Sons Inc. C/F                                    5.2%
         William T. Birmingham, IRA Rollover
         P.O. Box 11233
         St. Louis, MO  63105


 SMALL & MID CAP GROWTH FUND

         Marco Capital Group                                           6.3%
         2009 Independence Drive
         Sherman, TX 75091

         National Financial Services*                                 18.7%
         1 World Financial Center, 200 Liberty Street
         New York, NY  10281

         Charles Schwab & Co., Inc.*                                  34.5%
         101 Montgomery Street
         San Francisco, CA 94104

--------------------
*As nominee for its customers.

Portfolio Transactions and Brokerage
------------------------------------

         The Adviser places portfolio transactions of the Funds with those securities brokers and dealers that it believes will provide the best value in transaction and research services for the Funds, either in a particular transaction or over a period of time. Although most transactions involve only brokerage services, a very few involve research services as well.

         In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

         In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the investment Adviser in managing the Funds' investment portfolios. The information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the Board of Directors of each Fund that other clients of the Adviser might also benefit from the information obtained for that Fund, in the same manner that the Fund might also benefit from information obtained by the Adviser in performing services to others.

         The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by each Fund's Board of Directors.

         In certain cases, the Adviser may obtain products or services from a broker that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, the Adviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Adviser personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions. The Adviser pays the provider in cash for the non-research portion of its use of these products or services.

         Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained otherwise.

         Although investment decisions for the Funds are made independently from those for other investment advisory clients of L. Roy Papp & Associates, LLP, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

         During fiscal years 2002, 2001 and 2000, the Funds paid the following commissions to brokers.


FUND                                    BROKERAGE COMMISSIONS PAID DURING YEAR ENDED DECEMBER 31
----                                    --------------------------------------------------------
                                                2002                          2001                          2000
                                                ----                          ----                          ----
Stock Fund                                     $5,132                        $9,455                        $9,997
America-Abroad Fund*                           20,361                        30,519                        46,315
America-Pacific Rim Fund                       2,061                         2,035                          4,888
Focus Fund                                      755                          1,902                          2,167
Small & Mid-Cap Growth Fund                    6,856                         5,171                          4,380

* The America-Abroad Fund has made most of its trades because of redemptions. The decrease in brokerage commissions paid can be attributed to a decrease in net redemptions, which decreased from 55,000,000 in 2000 to 44,000,000 in 2001 to 19,000,000 in 2002.

Performance Information
------------------------

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

         Average Annual Total Return is computed as follows:

                           ERV = P(l+T)n

         Where:            P =  a hypothetical initial investment of $1,000
                           T =  average annual total return
                           n = number of years from initial investment to the end of the period
                         ERV =  ending redeemable value of a
                                hypothetical $1,000 investment made at
                                the beginning of the period at the end
                                of the period (or fractional portion
                                thereof).

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Funds. The Funds' total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Funds for a specified period of time. The Funds' total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                           ATVD = P(l+T)n

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return (after taxes on
                               distributions)
                           n = number of years
                        ATVD = ending value of a hypothetical $1,000 investment
                               made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

                  Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                           ATVDR = P(l+T)n

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return (after taxes on
                               distributions and redemption)
                           n = number of years
                       ATVDR = ending value of a hypothetical $1,000 investment
                               made at the beginning of the period, at
                               the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

         For example, total return and average annual total return for the following periods ended December 31, 2002 of an investment of $1,000 in each of the Funds were:


                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                              TOTAL                TOTAL
                                                                           RETURN (%)           RETURN (%)
                                                                           ----------           ----------
Stock Fund

Return before taxes
     1 Year.............................................................     (23.98)%             (23.98)%
     5 Years............................................................      (8.92)%              (1.85)%
     10 Years...........................................................        96.70%              6.99%
     Life of the Fund (November 29, 1989)...............................      218.86%               9.26%
Return after taxes on distributions
     1 Year.............................................................     (23.98)%             (23.98)%
     5 Years............................................................     (11.19)%              (2.35)%
     10 Years...........................................................      87.22%                6.47%
     Life of the Fund (November 29, 1989)...............................     196.62%                8.66%
Return after taxes on distributions and sale of Fund shares
     1 Year.............................................................     (14.48)%             (14.48)%
     5 Years............................................................      (6.17)%              (1.27)%
     10 Years...........................................................      77.30%                5.89%
     Life of the Fund (November 29, 1989)................................    170.72%                7.91%

                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                              TOTAL                TOTAL
                                                                           RETURN (%)           RETURN (%)
                                                                           ----------           ----------
America-Abroad Fund

Return before taxes
     1 Year.............................................................     (25.02)%             (25.02)%
     5 Years............................................................     (18.67)%              (4.05)%
     10 Years...........................................................      99.21%                7.13%
     Life of the Fund (December 6, 1991)................................     135.26%                8.03%
Return after taxes on distributions
     1 Year.............................................................     (25.02)%             (25.02)%
     5 Years............................................................     (22.24)%              (4.91)%
     10 Years...........................................................      85.08%                6.35%
     Life of the Fund (December 6, 1991)................................     117.79%                7.29%
Return after taxes on distributions and sale of Fund shares
     1 Year.............................................................     (15.11)%             (15.11)%
     5 Years............................................................     (12.87)%              (2.72)%
     10 Years...........................................................      81.78%                6.16%
     Life of the Fund (December 6, 1991).................................    110.63%                6.96%



                                       15

                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                              TOTAL                TOTAL
                                                                           RETURN (%)           RETURN (%)
                                                                           ----------           -----------
Pacific-Rim Fund

Return before taxes
     1 Year.............................................................     (20.18)%             (20.18)%
     5 Years............................................................      11.35%                2.18%
     Life of the Fund (March 14, 1997)..................................      34.86%                5.30%
Return after taxes on distributions
     1 Year.............................................................     (20.18)%             (20.18)%
     5 Years............................................................       9.54%                1.84%
     Life of the Fund (March 14, 1997)..................................      32.64%                4.99%
Return after taxes on distributions and sale of Fund shares
     1 Year.............................................................     (12.19)%             (12.19)%
     5 Years............................................................      10.09%                1.94%
     Life of the Fund (March 14, 1997)...................................     29.09%                4.51%


                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                              TOTAL                TOTAL
                                                                           RETURN (%)           RETURN (%)
                                                                           ---------            ----------
Focus Fund

Return before taxes
     1 Year.............................................................     (23.03)%             (23.03)%
     Life of the Fund (March 2, 1998)...................................     (14.86)%              (3.31)%
Return after taxes on distributions
     1 Year.............................................................     (23.03)%             (23.03)%
     Life of the Fund (March 2, 1998)...................................     (16.02)%              (3.55)%
Return after taxes on distributions and sale of Fund shares
     1 Year.............................................................     (13.91)%             (13.91)%
     Life of the Fund (March 2, 1998)....................................    (11.36)%              (2.47)%

                                                                           CUMULATIVE         AVERAGE ANNUAL
                                                                              TOTAL                TOTAL
                                                                           RETURN (%)           RETURN (%)
                                                                           ----------           ----------
Small & Mid-Cap Growth Fund

Return before taxes
     1 Year.............................................................     (18.30)%             (18.30)%
     Life of the Fund (December 15, 1998)...............................      32.44%                7.21%
Return after taxes on distributions
     1 Year.............................................................     (18.30)%             (18.30)%
     Life of the Fund (December 15, 1998)...............................      31.31%                6.97%
Return after taxes on distributions and sale of Fund shares
     1 Year.............................................................     (11.05)%             (11.05)%
     Life of the Fund (December 15, 1998)                                     26.16%                5.92%

         Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account. The Funds impose no sales charge and pay no distribution expenses. The Funds' performance figures are not a guarantee of future results. The Funds' performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing the Funds' performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The

Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this Statement of Additional Information.

         In advertising and sales literature, the Funds' performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Funds might use comparative performance as computed in a ranking determined by Lipper, Inc., Morningstar, Inc., or that of another service.

         The Funds may also note or provide reprints of articles or charts containing their mention including performance or other comparative rankings in newspapers, magazines, or other media from time to time. When a newspaper, magazine, or other publication mentions the Funds or L. Roy Papp & Associates, LLP, such mention may include: (i) listings of some or all of a Fund's holdings;
(ii) descriptions of characteristics of some or all of the securities held by a Fund; and (iii) descriptions of the economic and market outlook generally and for the Funds, in the view of the Funds, the Funds' portfolio managers or L. Roy Papp & Associates, LLP.

Purchasing and Redeeming Shares
-------------------------------

         Purchases and redemptions are discussed in the Funds' prospectus under the headings "Purchasing Shares" and "Redeeming Shares." All of that information is incorporated herein by reference.

         Each Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading, which regularly is every day except Saturday and Sunday. However, the Exchange is also closed on New Year's Day, Martin Luther King, Jr. Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and if one of those holidays should fall on a Saturday or a Sunday, on the preceding Friday or the following Monday, respectively. Net asset value will not be computed on the days of observance of those holidays, unless, in the judgment of the Board of Directors, it should be determined on any such day, in which case the determination will be made as of 1:00 p.m., Phoenix time. The net asset value per share of each Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

         Each Fund has elected to be governed by rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

         Redemptions will be made at net asset value. See "Determination of Net Asset Value" in the prospectus.

         Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Additional Tax Information
--------------------------

         The Bush Administration has announced a proposal to reduce or eliminate the tax on dividend income; however, many of the details of the proposal (including whether or how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.

         Each Fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. If a Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay tax on any income and recognized capital gains, reducing the amount of income and recognized capital gains that would otherwise be available for distribution to shareholders of that Fund.

         A Fund may elect to pass through to its shareholders their proportionate share of income, war profits, and excess profits taxes that it pays to foreign countries and United States possessions with respect to stock or securities in foreign corporations, provided more than 50% of the total assets of such Fund consists of such stock or securities and the Fund meets the distributions requirements applicable to regulated investment companies. However, no Fund expects its holdings in foreign stock or securities to comprise more than 50% of its total assets. Accordingly, a Fund that pays foreign taxes will likely deduct any such taxes, rather than passing such taxes through to shareholders to be claimed as deductions or credits on the latters' returns.

         For more information on taxation, see "Federal Income Tax" in the prospectus.

Custodian
---------

         Compass Bank, 7335 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent
--------------

         L. Roy Papp & Associates, LLP, the investment adviser to the Funds, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Funds. Under the agreement,
L. Roy Papp & Associates, LLP is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions, for performing shareholder account administration agent functions in connection with the issuance, transfer and redemption of the Funds' shares, and maintaining necessary records in accordance with applicable laws, rules and regulations.

         For its services, L. Roy Papp & Associates, LLP receives from the Funds a monthly fee of $.75 for each Fund shareholder account, $.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. The Board of Directors of each Fund has determined the charges by L. Roy Papp & Associates, LLP to the Funds are comparable to the charges of others performing similar services.

Independent Auditors
--------------------

         Deloitte & Touche LLP, 2901 N. Central Ave., Suite 1200, Phoenix, Arizona 85012-2799, are the independent auditors for the Funds. In this capacity, Deloitte & Touche LLP audits the Funds' annual financial statements, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

Financial Statements
--------------------

         The financial statements for the Funds for the fiscal year ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their reports with respect thereto, and are incorporated herein by reference from the Funds' annual reports to shareholders.

                                     Part C
                                Other Information

Item 23.  Exhibits
--------  --------

Note: As used herein, "post-effective amendment no. 5" means the Registrant's post-effective amendment no. 5 to the Registration Statement on Form N-1A, registration no. 33-42549, filed on April 29, 1996, "post effective amendment no. 9" refers to the post-effective amendment no. 9 to the Registration Statement on Form N-1A, registration no. 33-42549, filed on April 28, 2000 and "post-effective amendment no. 11" refers to the post-effective amendment no. 11 to the Registration Statement on Form N-1A, registration no. 33-42549, filed on April 26, 2002.

     (a) Articles of Incorporation (incorporated by reference to exhibit 1 to the post-effective amendment no. 5)

     (b) By-Laws of the Registrant (incorporated by reference to exhibit 2 to the post-effective amendment no. 5)

     (c)  None

     (d) Investment Advisory Agreement (incorporated by reference to exhibit 5 to the post-effective amendment no. 5)

     (e)  None

     (f)  None

     (g) Custodian Agreement (incorporated by reference to exhibit 8 to the post-effective amendment no. 5)

     (h) Transfer Agency Agreement (incorporated by reference to exhibit 9 to the post-effective amendment no. 5)

   (i)(1) Opinion and Consent of Piper Marbury Rudnick & Wolfe LLP (incorporated by reference to exhibit i to post-effective amendment no. 9)

   (i)(2) Consent of Piper Rudnick LLP

     (j)  Consent of Deloitte & Touche LLP

     (k)  None

     (l) Initial Subscription Agreement (incorporated by reference to exhibit 13 to the post-effective amendment no. 5)

     (m)  None

     (n)  None

     (p) Code of Ethics (incorporated by reference to exhibit p to the post-effective amendment no. 11)

Item 24.  Persons Controlled By or Under Common Control with Registrant
-------   -------------------------------------------------------------

         The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management" and in the Statement of Additional Information under the captions "Investment Adviser" and "Management of the Funds" is incorporated by reference.

Item 25.  Indemnification
--------  ---------------

         Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers except under specified circumstances. Section 9.01 of Article IX of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issuer.

Item 26.  Business and Other Connections of Investment Adviser
-------   ----------------------------------------------------

         The information in the prospectus under the caption "Management" is incorporated by reference. Neither L. Roy Papp & Associates LLP or its predecessor, nor any of their partners has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its, his or her own account or in the capacity of director, officer, employee, partner or trustee.

Item 27.  Principal Underwriters
--------  ----------------------

         None

Item 28.  Location of Accounts and Records
--------  --------------------------------

         Rosellen C. Papp, Treasurer
         Papp America-Abroad Fund, Inc.
         6225 North 24th Street, Suite 150
         Phoenix, Arizona 85016

Item 29.  Management Services
--------  -------------------

         None

Item 30.  Undertakings
--------  ------------

         Not applicable.

                   Index of Exhibits Filed with this Amendment
                   -------------------------------------------

              Exhibit                                 Exhibit
              Number                                  -------


               (i)(2)      Consent of Piper Rudnick LLP
                (j)        Consent of Deloitte & Touche LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Phoenix, Arizona on April 28, 2003.

                                       Papp America-Abroad Fund, Inc.


                                       By:  /s/ L. Roy Papp
                                          -------------------------------------
                                              L. Roy Papp, Chairman

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


                  Signature                                      Title                                  Date
/s/ L. Roy Papp                                      Director and Chairman              )
--------------------------------------------         (principal executive and           )
L. Roy Papp                                            financial officer)               )
                                                                                        )
/s/ Harry A. Papp                                    Director and President             )
--------------------------------------------                                            )
Harry A. Papp                                                                           )
                                                                                        )
                                                                                        )
/s/ Robert L. Mueller                                Director, Vice President           )
--------------------------------------------           and Secretary                    )
Robert L. Mueller                                                                       )
                                                                                        )
                                                                                        )        April 28, 2003
/s/ Julie A. Hein                                    Director, Assistant Treasurer      )
--------------------------------------------           and Vice President               )
Julie A. Hein                                                                           )
                                                                                        )
                                                                                        )
/s/ Rosellen C. Papp                                 Director, Vice President           )
--------------------------------------------           and Treasurer (principal         )
Rosellen C. Papp                                       accounting officer)              )
                                                                                        )

/s/ James K.  Ballinger                              Director                           )
--------------------------------------------                                            )
James K. Ballinger                                                                      )
                                                                                        )
                                                                                        )
/s/ Amy S. Clague                                    Director                           )
--------------------------------------------                                            )
Amy S. Clague                                                                           )
